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                                                                   Exhibit 10.43

                            AGREEMENT TO AMEND NOTES

     This Agreement to Amend Notes (the "Agreement") is entered into as of September __, 2003 by and among Hudson Respiratory Care Inc., a California corporation (the "Company"), HRC Holding Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("HRC") and FS Equity Partners IV, L.P., a Delaware limited partnership ("FSEP IV") to amend that certain Senior Subordinated Convertible Promissory Note set forth on Schedule A hereto made by the Company in favor of FSEP IV and those certain Promissory Notes set forth on Schedule A hereto made by HRC in favor of FSEP IV.

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, the Company has previously issued to FSEP IV a Senior Subordinated Convertible Promissory Note in a principal amount of $5,000,000 (the "Hudson Note") and HRC has previously issued to FSEP IV Promissory Notes in an aggregate principal amount of $2,264,241 (the "HRC Notes", and collectively with the Hudson Note, the "Notes"), all as set forth on Schedule A;

     WHEREAS, the Company wishes to obtain credit facility subject to the terms and provisions of a Loan and Security Agreement by and among the Company, Wells Fargo Foothill, Inc., as the Arranger and Administrative Agent and the Lenders that are signatory thereto and a Loan and Security Agreement by and among the Company, MW Post Advisory Group, LLC, as the Administrative Agent and the Lenders that are signatory thereto (collectively, the "Loan and Security Agreements");

     WHEREAS, it is a condition to the making of loans under the Loan and Security Agreements to the Company that the Company and HRC amend the Notes to extend the maturity date of the Notes to March 31, 2008.

                                A G R E E M E N T
                                - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties contained herein, the parties hereby agree as follows:

     1. Amendment to the HRC Notes. The opening paragraph of the HRC Notes is hereby amended to extend the Maturity Date of the HRC Notes to March 31, 2008.

     2.   Amendments to the Hudson Note.

          (a) The opening paragraph of the Hudson Note is hereby amended to extend the Maturity Date of the Hudson Note to March 31, 2008.

          (b) Section 2(a) of the Hudson Note is hereby amended so that the reference in Section 2(a) to the "Subordination Agreement" shall mean (i) that certain Subordination Agreement, dated as of October 7, 2003, by and among the Company, FSEP IV, and the additional parties signatory thereto and Wells Fargo Foothill, Inc., as the arranger and

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administrative agent for the lenders from time to time party to the Loan
Agreement (as defined therein) and (ii) that certain Subordination Agreement, dated as of October 7, 2003, by and among the Company, FSEP IV, and the additional parties signatory thereto and MW Post Advisory Group, LLC, as the administrative agent for the lenders from time to time party to the Loan Agreement (as defined therein).

     3. Scope. This Agreement shall have the effect of amending the Notes as appropriate to express the agreements contained herein. In all other respects, the Notes shall remain in full force and effect in accordance with their respective terms.

     4. Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California applicable to contracts made and performed in such state (without regard to the choice of law or conflicts of law principles there).

     5. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

THE COMPANY:                            HUDSON RESPIRATORY CARE INC.,
                                        a California corporation


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:


HRC:                                    HRC HOLDING, INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:

HOLDER:                                 FS EQUITY PARTNERS IV, L.P.,
                                        a Delaware limited partnership


                                        By:  FS Capital Partners LLC
                                        Its: General Partner

                                             By:
                                                --------------------------------
                                                   Name:
                                                   Title:

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                                   SCHEDULE A

                                           PRINCIPAL AMOUNT
ISSUER                                          OF NOTE

Hudson Respiratory Care Inc.               $      5,000,000
HRC Holding Inc.                           $        759,128
HRC Holding Inc.                           $      1,505,113
                                           ----------------
        Aggregate Principal Amount:        $      7,264,241